UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2018

TOTAL SPORTS MEDIA, INC.
(Exact name of registrant as specified in its charter)

Wyoming

(State or other jurisdiction of incorporation)

000-55140	26-2589503
(Commission File Number)	(I.R.S. Employer Identification No.)

5662 Calle Real #231, Goleta, California	93117
(Address of principal executive offices)	(Zip Code)

(805) 500-6260

(Registrant’s telephone number, including area code)

_____________________________________________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On January 15, 2018, Total Sports Media, Inc. (the “Company”) has terminated the agreement with Sadler, Gibb & Associates, LLC (“SG”) as its independent registered public accounting firm.

On January 15, 2018, the Company engaged BF Borgers CPA PC (“BF”) to serve as its independent registered public accounting firm. The decision to engage BF was approved by the Company’s board of directors.

The Company has requested Sadler, Gibb & Associates, LLC to furnish it with a letter addressed to the SEC stating whether it agrees with the statements made above by the Company. The Company has filed this letter as an exhibit to this 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No .	Description

16.1	Letter from Sadler, Gibb & Associates, LLC

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Total Sports Media, Inc.

Date: January 15, 2018	By:	/s/ Michael Hill
Michael Hill, Chief Executive Officer

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